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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 13, 2003 with respect to the consolidated financial statements of Clarent Corporation included in Post-Effective Amendment No. 1 to Form S-3 (Form S-1 No. 333-45028) and related Prospectus of Verso Technologies, Inc. for the registration of shares of its common stock.


                                        /s/ Ernst & Young LLP


San Jose, California
September 5, 2003